WESMARK FUNDS
PRESIDENT'S MESSAGE

Dear Shareholder:

I am pleased to present the combined Annual Report for the WesMark Funds. This report covers the 12-month period from February 1, 2001 through January 31, 2002. It gives you a complete picture of each fund's operation, beginning with each portfolio manager's overview of the market and fund strategy, followed by a complete list of fund holdings and the financial statements.

The 12-month reporting period was positive for bonds, while stocks recorded negative returns. It's important to remember that the short-term volatility, while painful, is part of stock investing. Positive stock performance is best pursued over time--in several years if not decades.

WesMark Small Company Growth Fund is managed to help your money pursue capital appreciation. To pursue that objective, the fund invests in a diversified portfolio of common stocks of small-sized companies with above-average potential for price appreciation.1 During the reporting period, difficult market conditions for small company stocks caused the value of the fund's holdings to decline, resulting in a (negative) total return of (24.53)%.2 The fund paid a capital gain distribution of $0.21 per share. On the last day of the reporting period, the fund's net assets totaled $23.0 million.

WesMark Growth Fund is managed to help your money grow over time. To pursue that objective, the fund invests in a diversified portfolio of stocks selected for their long-term potential to provide above-average returns. At the end of the reporting period, the fund's holdings included such well-known names as AOL Time Warner, Dell Computer, CISCO Systems, Inc., PepsiCo, Pfizer and Wal-Mart. During the reporting period difficult market conditions for growth stocks caused the value of the fund's holdings to decline. As a result, the fund produced a (negative) total return of (17.23)%.2 The fund paid dividend distributions totaling $0.03 per share and a capital gain distribution totaling $0.59 per share. On the last day of the reporting period, the fund's net assets were $241.3 million.

WesMark Balanced Fund pursues capital appreciation and income by investing in a diversified portfolio of stocks and bonds. At the end of the reporting period, 66.9% of the fund's portfolio was invested primarily in high-quality common and preferred stocks. The rest of the portfolio was invested primarily across U.S. government agency bonds and investment-grade corporate bonds. During the reporting period, the fund paid monthly income dividends totaling $0.21 per share as well as a capital gain totaling $0.22 per share. A difficult market for stocks caused the value of the fund's stock holdings to decline. As a result, the fund produced a (negative) (12.40)% total return.2 At the end of the reporting period, the fund's total net assets totaled $77.8 million.

WesMark Bond Fund is managed to help your money earn a high level of current income by investing in a diversified portfolio of high-quality bonds. At the end of the reporting period, the fund's $158.1 million portfolio was invested primarily across government agency bonds and investment-grade corporate bonds. During the reporting period, the fund paid monthly income dividends totaling $0.53 per share while the net asset value increased by $0.11. The income distributions and net asset value increase resulted in a 6.61% total return.2

WesMark West Virginia Municipal Bond Fund is managed to help your money earn income free from federal income tax and West Virginia state income tax.3 To pursue that objective, it invests in a portfolio of high-quality bonds issued by West Virginia municipalities. During the reporting period, the fund paid double tax-free income dividends totaling $0.44 per share. The fund's net asset value increased by $0.05 per share. Through the distributions and net asset value increase, the fund produced a positive total return of 4.92%.2 At the end of the reporting period, the fund's net assets totaled $65.6 million.

Thank you for pursuing your financial goals through the diversification and professional management of the WesMark Funds.

Sincerely,

/s/Peter J. Germain

Peter J. Germain
President

1 Small company stocks may be less liquid and be subject to greater price volatility than larger capitalization stocks.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period based on offering price, (i.e. less any applicable sales charge) were: WesMark Small Company Growth Fund, (28.12)%; WesMark Growth Fund, (21.15)%; WesMark Balanced Fund, (16.59)%; WesMark Bond Fund, 2.65%; and WesMark West Virginia Municipal Bond Fund, 0.98%.

3 Income may be subject to the federal alternative minimum tax.

WESMARK SMALL COMPANY GROWTH FUND
INVESTMENT REVIEW

The NASDAQ Composite Index1 had a (negative) return of (20.7)% last year following a (negative) (39.3)% return in the year 2000. This two-year decline will rank among the most severe bear markets in modern financial history. Somewhat surprisingly, even after this major decline, the NASDAQ Composite Index has provided an annualized return of 12.8% over the last 10 years. Over the same time frame, the Standard and Poor's 500 Index ("S&P 500")2 has returned 12.9%. Historically, small-cap stocks have outperformed large-cap stocks. The market decline of the past two years has erased the positive performance experienced by the NASDAQ Index over the prior eight years.

The NASDAQ Composite Index is now trading at 2.4 times sales of the companies that are in the Index as compared to 1.5 times sales for the companies in the S&P 500. Price-earnings ratio comparisons are not meaningful at the current time due to the depressed earnings likely to be reported this year which Fund management believes represents a cyclical trough. In our view, small companies will again reassert more positive sales and earnings growth rates in the future as the economy recovers. It seems quite reasonable to expect small companies to report sales and earnings growth rates that are higher than large-cap stocks.

For the year, the fund realized a (negative) return of (24.5)% as compared to (16.3)% for the Lipper Small-Cap Growth Fund Index3 and (3.5)% for the Russell 2000 Index.4 The portfolio has focused primarily on technology related companies with this sector of the portfolio representing 42%. Energy is the second largest sector representing 13%, while financial services represent 8% and telecommunications an additional 8%. Technology is among the most cyclical industries in the economy and is much more cyclical than the other three sectors of focus. During the fourth quarter of 2001, many technology companies began to report that earnings had begun to rise after declining for the prior 18 months. Importantly, many leading technology companies were able to report substantial improvements in profit margins reflecting management actions to reduce costs. As the economy recovers in 2002, the technology sector should begin to experience renewed sales growth, which, when combined with enhanced profitability, should result in the beginnings of a strong upturn in earnings. Fund management believes that, although current price-earnings ratios are still relatively high, that valuation of technology companies based on long-term trendline earnings per share indicates a more moderate level of valuation. We believe that there are compelling long-term opportunities to those who are able to develop products and services in the technology sector which enhance productivity. We believe that this sector has been a major engine of economic growth in the United States in the past and will continue to be an engine of growth in the future. The focus on the energy sector in the fund is primarily related to the natural gas industry. Stocks that are included in the fund are among those who produce, transport, and explore for natural gas. Fund management believes there has been a major shift in demand for natural gas related to the relatively favorable cost of this fuel, the favorable pollution characteristics, and the low capital requirements to construct gas-fired electric generating plants. Continued growth in space heating demand as a result of growth in the economy combined with strong growth from the electric generating sector is expected to result in higher prices for this fuel in the future.

The telecommunications industry is undergoing major financial stress as a consequence of over-expansion resulting from the Telecommunications Deregulation Act of 1996 as well as the deployment of wireless telecommunications services. This difficult period is likely to continue in the year 2002, but eventually will result in industry consolidation, reduced price competition, and a return to positive growth. Stock prices have undergone a major contraction in the past two years. The Fund management believes that the currently depressed valuation reflects near-term concern regarding financial stress but does not adequately reflect the long-term growth prospects in the industry.

1 The NASDAQ Composite Index measures all domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market, Inc.

2 The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

3 Lipper averages are an average of the total return of all the mutual funds designated by Lipper Analytical Services as falling into the category indicated. They do not reflect sales charges.

4 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. Indexes are unmanaged and investments cannot be made in an index.

Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified. In addition, the Fund may be subject to specific risks of the technology sector, such as obsolescence.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

WESMARK GROWTH FUND
INVESTMENT REVIEW

This economy experienced what is generally being agreed upon by economists as the first recession since 1991. In addition to the economic downturn, the financial markets were negatively impacted by the attacks on September 11 against the World Trade Center and the bankruptcy filing of Enron. While the economy withstood the impact of these events relatively well, corporate profits experienced the worse yearly decline since 1975. The impact on stock prices was somewhat cushioned by the aggressive Federal Reserve Board policy of reducing interest rates eleven times during the year. Although the Standard and Poor's 500 Index ("S&P 500")1 by the end of September had declined by 20.4%, a strong recovery in the fourth quarter limited the yearly decline to 13%. Management believes that this recovery in the stock market in the fourth quarter, which occurred against a news background that was becoming increasingly negative, is a positive omen for a rebound in not only the economy but corporate profits in the current year.

The portfolio has focused on four sectors: pharmaceuticals, financial services, energy and technology. Management believes the long-term earnings per share growth in these sectors are among the most positive in the overall economy and that, although these sectors did not necessarily perform as well as expected in 2001, management continues to expect long-term performance to be above average. Technology is among the most cyclical industries in the economy and is much more cyclical than the other three sectors of focus. During the fourth quarter of 2001, many technology companies began to report that earnings had begun to rise after declining for the prior 18 months. Importantly, many leading technology companies were able to report substantial improvements in profit margins reflecting management actions to reduce costs. As the economy recovers in 2002, the technology sector should begin to experience renewed sales growth, which, when combined with enhanced profitability, should result in the beginning of a st rong upturn in earnings. Fund management believes that, although current price-earnings ratios are still relatively high, that valuation of technology companies based on long-term trendline earnings per share indicates a more moderate level of valuation. We believe that there are compelling long-term opportunities to those who are able to develop products and services in the technology sector which enhance productivity. We believe that this sector has been a major engine of economic growth in the United States in the past and will continue to be an engine of growth in the future. The focus on the energy sector in the fund is primarily related to the natural gas industry. Stocks that are included in the fund are among those who produce, transport, and explore for natural gas. Fund management believes there has been a major shift in demand for natural gas related to the relatively favorable cost of this fuel, the favorable pollution characteristics, and the low capital requirements to construct gas-fired elect ric generating plants. Continued growth in space heating demand as a result of growth in the economy combined with strong growth from the electric generating sector is expected to result in higher prices for this fuel in the future. The pharmaceutical industry is benefiting from demographic trends combined with the fact that the industry provides a cost effective method of treating disease through pharmaceuticals rather than other forms of healthcare. Fund management believes that the pharmaceutical industry is on the verge of a major upturn in research and development productivity, which is expected to lead to stronger industry earnings growth in the years ahead. Financial services earnings per share growth is resulting from wealth accumulation. The United States personal savings rate is expected to rise significantly in the years ahead as a result of attitudinal change and demographics, as well as renewed economic growth. Consolidation within the industry will permit reduced costs and thereby enhance profitability.

Return for the Fund for 2002 was (negative) (17.2)% vs. (16.1)% for the S&P 500 and (17.3)% for the Lipper Large-Cap Core.2 Although the Fund's performance did not exceed that of the Standard and Poor's 500, continued positive returns compared to the Lipper Universe of Large-Cap Equity Core Funds was a positive development during the year.

1 The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2 Lipper averages are an average of the total return of all the mutual funds designated by Lipper Analytical Services as falling into the respective category indicated. They do not reflect sales charges.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

WESMARK BALANCED FUND
INVESTMENT REVIEW

The WesMark Balanced Fund provided a (negative) total return of (12.4)% for the 12 months ended January 31, 2002 compared to (7.4)% for the Lipper Balanced Fund Average.1 The fund's performance was impacted by the asset allocation decision to maintain the equity exposure above 60% and thereby limiting exposure to the fixed income sector. The fixed income markets strength during the reporting period contributed to the return but the asset allocation decision limited the degree of participation. We continue to believe that the returns offered by the equity markets over the long term will be attractive and that the portfolio should maintain its' equity weighting near the upper policy limit over the next fiscal period. Fund net assets were $77.8 million at year-end.

The Federal Reserve Board ("Fed") reduced interest rates 11 times during the year to historically low levels in an attempt to reverse the economic downtrend that was occurring. The Fed is not expected to be quick in reversing this course. The result was an unusually steep yield curve as short term interest rates were influenced by the activity of the Fed and intermediate and long term interest rates reflected concerns of higher federal budget deficits and the possibility of an increase in inflation as the economy moves from recession into recovery. We have not experienced any inflationary pressures as yet and expect that these concerns will prove to be premature. While the economy is not yet out of the woods, we believe the positive response by the consumer to lower interest rates and the eventual contribution from corporations through increased capital expenditures will advance the recovery. Credit spreads have widened significantly in recent months in response to financing concerns heightened by the events at Enron, Global Crossing and others. Strength in corporate bond performance will be dependent upon a bottoming of the credit cycle and improvement in fundamentals. The corporate sector of the fixed income portfolio was reduced during the year and the agency and mortgage securities increased in response to credit concerns.

In the months since September 11, the financial markets and consumers in particular have shown surprising resiliency. However, the slowdown that had begun months earlier became an official recession and corporate profits experienced their worst yearly decline since 1975. Stock prices responded to this recession with the Standard & Poor's 500 Index1 declining 20.4% during the first 9 months of calendar 2001. A strong recovery during the fourth quarter tempered this decline for the full year. The equity market's performance during the fourth quarter reflects the expectations for a recovery in the economy and corporate profits. The equity portfolio is focused on pharmaceuticals, financial services and energy. These areas are expected to benefit from current demographics trends, industry consolidation, demand increases and the overall expected economic recovery.

1 Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper Inc. as falling into the respective categories indicated. They do not reflect sales charges.

2 The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

3 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

WESMARK BOND FUND
INVESTMENT REVIEW

The Federal Reserve Board ("Fed") reduced interest rates 11 times during the 12-month period ending January 31, 2002. This was in response to the deteriorating economic environment that ultimately resulted in recession as growth turned negative during the third quarter of 2001. Expectations for a recovery are building and in part are responsible for the steep yield curve. For many sectors of the high quality bond universe interest rates actually increased during the year as the markets anticipated an economic recovery in 2002.

Corporate bond yield spreads remain wide relative to historical levels. The current weak economic and profit environment has contributed to these spreads. We continue to closely monitor the credit quality of the portfolio and have reduced exposure to the corporate sector where appropriate. Low absolute yields in treasuries have made agency debt and mortgage backed securities our sectors of choice. Continued market movement away from risk caused agency yield spreads to tighten relative to Treasury securities. Confidence in the success of current fiscal and monetary policy in igniting capital spending and strengthening consumer demand is expected to cause corporate yield spreads to return to more normal levels. Inflation remains a very distant threat and the posture of the Fed is not expected to change quickly.

The portfolio had net assets of $161.8 at year-end. Corporate securities represented 56.9% of the total and government agencies and mortgage-backed securities represented 38.2%. The fund's average duration was reduced from 5.5 years to 5.3 years1 as a decision was made to shorten maturities in response to our expectations of rising interest rates going forward. The total return for fiscal 2002 was 6.6%. This compares to 6.5% and 7.8% for the Lipper Intermediate Investment Grade Debt Index2 and Lehman Brothers Intermediate Government/Credit Index,3 respectively.

1 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

2 Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper Analytical Services as falling into the category indicated. They do no reflect sales charges. This index is unmanaged, and investments cannot be made in an index.

3 Lehman Brothers Intermediate Government/Credit Index is an unmanaged market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

WESMARK WEST VIRGINIA MUNICIPAL BOND FUND
INVESTMENT REVIEW

The Federal Reserve Board ("Fed") reduced interest rates 11 times for a total of 4.75% during the 12-month period ending January 31, 2002. The Fed actions were in response to a deteriorating economic environment that ultimately led to the U.S. economy slipping into recession by the third quarter of 2001. The actions of the Fed reduced short-term interest rates to levels not seen in a generation. Long-term yields remained stubbornly high, however, as investors continued to look past the current economic slow-down and towards an economic recovery in 2002. This created a relatively steep yield curve with the spread between 3 month Treasury Bills and 30 year Treasury Bonds increasing from 0.48% as of January 31, 2001 to 3.70% one year later.

The municipal bond market was subject to the same factors as the U.S. Treasury market. The slope of the yield curve increased as short-term AAA rated municipal bond yields dropped from 3.08% as of February 1, 2001 to 1.27% as of January 31, 2002 and long-term rates remained stable. The decline in yields experienced by municipal bonds was much less pronounced than that of U.S. Treasury Notes. This was due to the reduced issuance of Treasury securities and their perceived safety in times of economic and political turmoil. This situation made the yields on municipal securities attractive when compared to Treasuries.

West Virginia was not immune to the economic factors that effected the United States over the past year. Economic growth slowed during the year and fewer jobs were created. However, the unemployment rate continued to decline due to a shrinking labor force. West Virginia continued its transformation by adding jobs in service related industries, which offset the losses in economically sensitive areas such as mining, metal production and chemical production. The economic diversification should benefit the state in the event of a continued decline in the national economy. Another factor contributing to the performance of bonds issued by the state and its political subdivisions is the lack of new supply. Even though issuance of municipal bonds was up sharply across the country, West Virginia did not see dramatic increase. The State of West Virginia ranked 48th nationally in the volume of fixed income transactions.

The primary investment strategy has been to invest in high quality intermediate term bonds with good call structures. Throughout the year an effort was made to reduce the funds duration in order to capitalize on gains achieved over the past year.1 This strategy, along with the rising unit price, had the effect of reducing the effective yield of the fund during the year.

The fund provided a total return of 4.92% for the fiscal year ended January 31, 2002. The income return for the year was 4.43% and 100% of the income was exempt from federal and state income tax for West Virginia residents. The 30-day taxable equivalent yield for West Virginia residents in the 27% tax bracket was 5.0%. As of January 31, 2002, the 30-day SEC yield2 was 3.52%. As of January 31, 2002 we continued to focus on high quality bonds with 66.4% of the of the fund invested in bonds rated AAA.3

1 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

2 The 30-day SEC yield is calculated by dividing the net investment income per share for the 30 days ended on the date of calculation by the maximum offering price per share on that date. The figure is then compounded and annualized.

3 These ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

WESMARK SMALL COMPANY GROWTH FUND

Growth of $10,000 invested in WesMark Small Company Growth Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Small Company Growth Fund** (the "Fund") from December 31, 1993 (start of performance) to January 31, 2002, compared to the Russell 2000 Index ("Russell 2000")*** and the Lipper Small Cap Growth Funds Average ("LSCGFA").†

AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED JANUARY 31, 2002††

1 Year	(28.12)%
5 Years	8.31%
Start of Performance (12/31/93)	13.50%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. Effective August 8, 2000 the maximum sales charge is 4.75% ($10,000 minus $475 sales charge = $9,525), prior to this date there was no sales charge in effect. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 and the LSCGFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

** WesMark Small Company Growth Fund is the successor to a common trust fund. The quoted performance data includes performance of the common trust fund for the period from 12/31/93 to 8/8/2000, when the Fund first commenced operation, as adjusted to reflect the Fund's anticipated expenses. The common trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.

*** The Russell 2000 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

† Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

†† Total returns reflect all applicable sales charges.

WESMARK GROWTH FUND

Growth of $10,000 invested in WesMark Growth Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Growth Fund (the "Fund") from April 14, 1997 (start of performance) to January 31, 2002, compared to the Standard and Poor's 500 Index ("S&P 500"),** Lipper Growth Funds Average ("LGFA")† and Lipper Multi Cap Core Index ("LMCCI").†

AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED JANUARY 31, 2002††

1 Year	(21.15)%
Start of Performance (4/14/97)	14.05%
Start of Performance (4/14/97) (cumulative)	88.02%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. Effective October 1, 1999 the maximum sales charge is 4.75% ($10,000 minus $475 sales charge = $9,525), prior to this date there was no sales charge in effect. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, LGFA and LMCCI have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

** The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

† Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. The Fund's Adviser has elected to change the secondary index from the LGFA to the LMCCI because it is more representative of the securities in which the Fund invests.

†† Total returns quoted reflect all applicable sales charges.

WESMARK BALANCED FUND

Growth of $10,000 invested in WesMark Balanced Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Balanced Fund (the "Fund")** from January 31, 1992 to January 31, 2002, compared to the Standard and Poor's 500 Index ("S&P 500"),*** the Lehman Brothers Government/Credit Total Index ("LBGCT")*** and the Lipper Balanced Funds Average ("LBFA").†

AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED JANUARY 31, 2002††

1 Year	(16.59)%
5 Years	6.99%
10 Years	9.37%
Start of Performance (10/31/61)**	10.29%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. Effective August 8, 2000 the maximum sales charge is 4.75% ($10,000 minus $475 sales charge = $9,525), prior to this date there was no sales charge in effect. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, the LBFA and the LBGCT have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

** WesMark Balanced Fund is the successor to a common trust fund. The quoted performance data includes performance of the common trust fund for the period from 1/31/92 to 4/20/98, as adjusted to reflect the Fund's anticipated expenses. The common trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.

*** The S&P 500 and LBGCT are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indices are unmanaged.

† Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

†† Total returns quoted reflect all applicable sales charges.

WESMARK BOND FUND

Growth of $10,000 invested in WesMark Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Bond Fund (the "Fund") from April 20, 1998 (start of performance) to January 31, 2002, compared to the Lehman Brothers Intermediate Government/Credit Index ("LBIGCI"),** the Lipper Intermediate Government Funds Average ("LIGFA"),*** and the Lipper Intermediate Investment Grade Debt Funds Average ("LIIGA").***

AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED JANUARY 31, 2002†

1 Year	2.65%
Start of Performance (4/20/98)	4.73%
Start of Performance (4/20/98) (cumulative)	19.12%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. Effective August 8, 2000 the maximum sales charge is 3.75% ($10,000 minus $375 sales charge = $9,625), prior to this date there was no sales charge in effect. The Fund's performance assumes the reinvestment of all dividends and distributions. The LIGFA and the LBIGCI have been adjusted to reflect reinvestment of dividends on securities in the index and average.

** LBIGCI is not adjusted to reflect sales loads, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

† Total returns quoted reflect all applicable sales charges.

WESMARK WEST VIRGINIA MUNICIPAL BOND FUND

Growth of $10,000 invested in WesMark West Virginia Municipal Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark West Virginia Municipal Bond Fund (the "Fund")** from January 31, 1992 to January 31, 2002, compared to the Lehman Brothers 5 Year G.O. Bond Index ("LB5GO")*** and Lipper Intermediate Municipal Debt Funds Average ("LIMDFA").†

AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED JANUARY 31, 2002††

1 Year	0.98%
5 Years	4.11%
10 Years	4.68%
Start of Performance (12/31/90)**	4.88%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. Effective August 8, 2000 the maximum sales charge is 3.75% ($10,000 minus $375 sales charge = $9,625), prior to this date there was no sales charge in effect. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB5GO and the LIMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

** WesMark West Virginia Municipal Bond Fund is the successor to a common trust fund. The quoted performance data includes performance of the common trust fund for the period from 12/31/90 to 4/14/1997, when the Fund first commenced operation, as adjusted to reflect the Fund's anticipated expenses. The common trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.

*** The LB5GO is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

† Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

†† Total returns reflect all applicable sales charges.

WESMARK SMALL COMPANY GROWTH FUND
PORTFOLIO OF INVESTMENTS

January 31, 2002
Shares			Value
COMMON STOCKS--94.2%
		APPLICATION SOFTWARE--1.0%
30,000	(1)	Peregrine Systems, Inc.	$239,700

		BUSINESS SOFTWARE & SERVICES--3.6%
10,000	(1)	Concord EFS, Inc.	291,500
10,000	(1)	Descartes Systems Group, Inc.	62,700
6,500	(1)	EXE Technologies, Inc.	13,195
20,000	(1)	Informatica Corp.	253,000
60,000	(1)	SignalSoft Corp.	216,000

		TOTAL	836,395

		COMMUNICATION EQUIPMENT--5.1%
100,000	(1)	Arris Group, Inc.	920,000
10,000	(1)	WebEx Communications, Inc.	249,900

		TOTAL	1,169,900

		COMPUTER SERVICES--0.9%
15,000	(1)	Concurrent Computer Corp.	212,400

		DAIRY PRODUCTS--4.3%
15,000	(1)	Dean Foods Co.	981,000

		DIVERSIFIED ELECTRONICS--3.0%
5,000	(1)	Electro Scientific Industries, Inc.	156,350
30,000	(1)	KEMET Corp.	540,000

		TOTAL	696,350

		DRUG MANUFACTURERS--1.0%
12,000	(1)	Vertex Pharmaceuticals, Inc.	236,880

		E-SERVICES--CONSULTING--0.5%
20,000	(1)	Sapient Corp.	110,000

		ELECTRONIC COMPONENTS--MISC.--2.6%
20,000	(1)	Gentex Corp.	595,200

		HEALTH TECHNOLOGY--1.8%
15,500	(1)	Specialty Laboratories, Inc.	410,905

		INTERNET SOFTWARE & SERVICES--5.5%
17,000	(1)	Checkfree Corp.	246,330
Shares			Value
COMMON STOCKS--(Continued)
		INTERNET SOFTWARE & SERVICES--(Continued)
5,000	(1)	E.piphany, Inc.	$43,750
30,000	(1)	FreeMarkets, Inc.	690,000
45,000	(1)	RealNetworks, Inc.	292,950

		TOTAL	1,273,030

		INVESTMENT BROKERAGE--1.3%
7,000		Jefferies Group, Inc.	297,500

		MEDICAL INSTRUMENTS & SUPPLIES--0.3%
5,000	(1)	ABIOMED, Inc.	74,250

		MULTIMEDIA--3.2%
40,000		Belo Corp., Series A	739,600

		OIL & GAS EQUIPMENT & SERVICES--4.4%
10,000	(1)	Hydril Co.	171,500
35,000	(1)	Newpark Resources, Inc.	245,350
45,000	(1)	Pride International, Inc.	587,250

		TOTAL	1,004,100

		OIL COMPANIES--EXPLORATION & PRODUCTION--9.2%
30,000		Cabot Oil & Gas Corp., Class A	601,500
20,000	(1)	Spinnaker Exploration Co.	739,600
4,000	(1)	Stone Energy Corp.	137,840
40,000		XTO Energy, Inc.	647,600

		TOTAL	2,126,540

		REGIONAL AIRLINES--0.4%
15,000	(1)	AirTran Holdings, Inc.	97,200

		REGIONAL BANKS--4.3%
30,000		Banknorth Group, Inc.	709,800
5,000		FirstMerit Corp.	134,700
3,000		Hancock Holding Co.	139,680

		TOTAL	984,180

		RUBBER & PLASTICS--3.1%
20,000		Carlisle Cos., Inc.	715,200

Shares			Value
COMMON STOCKS--(Continued)
		SAVINGS & LOANS--1.1%
10,000		First Financial Holdings, Inc.	$259,900

		SCIENTIFIC & TECHNICAL INSTRUMENTS--0.3%
3,000	(1)	Applera Corp.	62,700

		SECURITY SOFTWARE & SERVICES--1.0%
35,000	(1)	Entrust Technologies, Inc.	236,250

		SEMICONDUCTOR EQUIPMENT & MATERIALS--18.8%
35,000	(1)	Asyst Technologies, Inc.	586,600
35,000	(1)	Credence Systems Corp.	553,350
15,000	(1)	DuPont Photomasks, Inc.	750,000
40,000	(1)	MKS Instruments, Inc.	961,240
25,000	(1)	Photronics, Inc.	869,750
40,000	(1)	Ultratech Stepper, Inc.	611,600

		TOTAL	4,332,540

		SEMICONDUCTOR--INTEGRATED CIRCUITS--5.1%
10,000	(1)	Amkor Technology, Inc.	180,300
40,000	(1)	Cypress Semiconductor Corp.	870,400
40,000		inSilicon Corp.	112,000

		TOTAL	1,162,700

		SPECIALTY CHEMICALS--2.2%
15,000		Cabot Corp.	503,550

		TELECOMMUNICATIONS--CELLULAR--0.9%
15,000	(1)	Triton PCS, Holdings, Inc., Class A	210,300

		TELECOMMUNICATIONS EQUIPMENT--3.5%
5,000	(1)	Gilat Satellite Networks Ltd.	21,250
45,000	(1)	MRV Communications, Inc.	161,100
50,000	(1)	Vitesse Semiconductor Corp.	632,500

		TOTAL	814,850

		TELECOMMUNICATIONS SERVICES--2.6%
45,000	(1)	Allegiance Telecom, Inc.	268,200
15,000	(1)	Leap Wireless International, Inc.	175,350
Shares or Principal Amount			Value
COMMON STOCKS--(Continued)
		TELECOMMUNICATIONS SERVICES--(Continued)
115,000	(1)	Williams Communications Group, Inc.	$146,050

		TOTAL	589,600

		TECHNICAL & SYSTEM SOFTWARE--2.0%
20,000	(1)	Rational Software Corp.	469,600

		TEXTILE APPAREL--1.2%
10,000		Liz Claiborne, Inc.	273,700

TOTAL COMMON STOCKS (identified cost $24,847,149)			21,716,020

(2)COMMERCIAL PAPER--4.3%
		FINANCE--COMMERCIAL--4.3%
$1,000,000		Market Street Funding Corp. 1.64%, 2/20/02 (at amortized cost)	999,135

MUTUAL FUND--1.5%
352,897		Federated U.S. Treasury Cash Reserves Fund (at net asset value)	352,897

TOTAL INVESTMENTS (identified cost $26,199,181)(3)			$23,068,052

(1) Non-income producing security.

(2) Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.

(3) The cost of investments for federal tax purposes amounts to $26,199,181. The net unrealized depreciation of investments on a federal tax basis amounts to $3,131,129 which is comprised of $2,483,095 appreciation and $5,614,224 depreciation at January 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($23,043,883) at January 31, 2002.

See Notes which are an integral part of the Financial Statements

WESMARK GROWTH FUND
PORTFOLIO OF INVESTMENTS

January 31, 2002
Shares			Value
COMMON STOCKS--96.4%
		AEROSPACE/DEFENSE--2.8%
100,000		United Technologies Corp.	$6,873,000

		ASSET MANAGEMENT--1.9%
125,000		Franklin Resources, Inc.	4,681,250

		BANKS--MAJOR REGIONAL--8.1%
70,000		Bank One Corp.	2,625,000
100,000		J.P. Morgan Chase & Co.	3,405,000
170,000		National Commerce Financial Corp.	4,311,200
200,000		Wells Fargo & Company	9,278,000

		TOTAL	19,619,200

		BEVERAGES--SOFT--3.6%
175,000		PepsiCo, Inc.	8,765,750

		BIOMEDICAL--3.1%
135,000	(1)	Amgen, Inc.	7,492,500

		CHEMICALS--DIVERSIFIED--2.6%
75,000		Dow Chemical Co.	2,215,500
100,000		Eastman Chemical Co.	4,016,000

		TOTAL	6,231,500

		COMPUTERS--MINI--3.4%
225,000		EMC Corp. Mass	3,690,000
425,000	(1)	Sun Microsystems, Inc.	4,573,000

		TOTAL	8,263,000

		CONGLOMERATES--2.8%
60,000		Minnesota Mining & Manufacturing Co.	6,648,000

		DIVERSIFIED OPERATIONS--3.5%
225,000		General Electric Co.	8,358,750

		DRUGS & HEALTH CARE--9.9%
75,000	(1)	Genentech, Inc.	3,708,750
85,000	(1)	MedImmune, Inc.	3,601,450
165,000		Merck & Co., Inc.	9,764,700
75,000		Novartis AG, ADR	2,597,250
Shares			Value
COMMON STOCKS--(Continued)
		DRUGS & HEALTH CARE--(Continued)
100,000		Pfizer, Inc.	$4,167,000

		TOTAL	23,839,150

		ELECTRONIC COMPONENTS--SEMICONDUCTOR--3.4%
265,000		Texas Instruments, Inc.	8,270,650

		FOOD--MAJOR DIVERSIFIED--3.1%
471,250		Archer-Daniels-Midland Co.	6,569,225
25,000		Kraft Foods, Inc., Class A	926,500

		TOTAL	7,495,725

		INSURANCE PROPERTY & CASUALTY--2.0%
25,000		American International Group, Inc.	1,853,750
95,000		SAFECO Corp.	2,906,050

		TOTAL	4,759,800

		INTERNET INFORMATION PROVIDERS--2.5%
225,000	(1)	AOL Time Warner, Inc.	5,919,750

		INVESTMENT BROKERAGE--NATIONAL--2.3%
35,000		Bear Stearns Co., Inc.	2,035,250
65,000		Morgan Stanley, Dean Witter & Co.	3,575,000

		TOTAL	5,610,250

		NETWORKING PRODUCTS--2.9%
350,000	(1)	Cisco Systems, Inc.	6,930,000

		OIL & GAS DRILLING--1.4%
40,000		El Paso Energy Corp.	1,518,000
62,500	(1)	Nabors Industries, Inc.	1,956,875

		TOTAL	3,474,875

		OIL & GAS EQUIPMENT & SERVICES--1.5%
200,000		Williams Cos., Inc. (The)	3,536,000

		OIL COMPONENTS--EXPLORATION & PRODUCTION--4.6%
125,000		Burlington Resources, Inc.	4,280,000
Shares			Value
COMMON STOCKS--(Continued)
		OIL COMPONENTS--EXPLORATION & PRODUCTION--(Continued)
200,000		EOG Resources, Inc.	$6,798,000

		TOTAL	11,078,000

		OIL FIELD--MACHINERY & EQUIPMENT--2.2%
150,000		Baker Hughes, Inc.	5,280,000

		OIL--INTEGRATED--1.0%
50,000		BP Amoco PLC, ADR	2,336,000

		PERSONAL COMPUTERS--0.9%
80,000	(1)	Dell Computer Corp.	2,199,200

		PRINTED CIRCUIT BOARDS--2.4%
245,000	(1)	Jabil Circuit, Inc.	5,684,000

		PROTECTION--SAFETY--3.9%
265,000		Tyco International Ltd.	9,314,750

		REGIONAL--NORTHEAST BANKS--1.7%
120,000		North Fork Bancorp, Inc.	3,996,000

		RETAIL DISCOUNT--3.7%
150,000		Wal-Mart Stores, Inc.	8,997,000

		RETAIL--FOOD--2.3%
275,000		Kroger Co., Inc	5,665,000

		SEMICONDUCTOR--BROAD LINE--2.5%
175,000		Intel Corp.	6,132,000

		SEMICONDUCTOR EQUIPMENT & MATERIALS--2.7%
150,000	(1)	Applied Materials, Inc.	6,547,500

		TELECOMMUNICATIONS EQUIPMENT--3.0%
200,000		Nokia Oyj, ADR	4,690,000
100,000		Scientific-Atlanta, Inc.	2,648,000

		TOTAL	7,338,000

		TELECOMMUNICATIONS SERVICES--3.6%
140,000		SBC Communications, Inc.	5,243,000
Shares or Principal Amount			Value
COMMON STOCKS--(Continued)
		TELECOMMUNICATIONS SERVICES--(Continued)
190,000	(1)	Sprint Corp. (PCS Group)	$3,112,200
275,000	(1)	Williams Communications Group, Inc.	349,250

		TOTAL	8,704,450

		TRANSPORTATION--RAIL--0.6%
50,000		Burlington Northern Santa Fe Corp.	1,412,000

		WASTE MANAGEMENT--0.5%
50,000	(1)	Allied Waste Industries, Inc.	549,000
35,000	(1)	Republic Services, Inc.	609,000

		TOTAL	1,158,000

TOTAL COMMON STOCKS (identified cost $234,174,872)			232,611,050

(2) COMMERCIAL PAPER--2.5%
		FINANCE--COMMERCIAL--2.5%
$6,000,000		Three Rivers Funding Corp., 1.620%, 2/15/2002 (at amortized cost)	5,996,220

MUTUAL FUND--2.3%
5,586,935		Federated U.S. Treasury Cash Reserves Fund (at net asset value)	5,586,935

TOTAL INVESTMENTS (identified cost $245,758,027)(3)			$244,194,205

(1) Non-income producing security.

(2) Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.

(3) The cost of investments for federal tax purposes amounts to $245,758,027. The net unrealized depreciation of investments on a federal tax basis amounts to $1,563,822 which is comprised of $18,950,330 appreciation and $20,514,152 depreciation at January 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($241,313,187) at January 31, 2002.

The following acronym is used throughout this portfolio:

ADR--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

WESMARK BALANCED FUND
PORTFOLIO OF INVESTMENTS

January 31, 2002
Shares			Value
COMMON STOCKS--64.9%
		AEROSPACE/DEFENSE--1.3%
15,000		United Technologies Corp.	$1,030,950

		ASSET MANAGEMENT--1.0%
20,000		Franklin Resources, Inc.	749,000

		BANKS--MAJOR REGIONAL--5.1%
25,000		Bank One Corp.	937,500
35,000		J.P. Morgan Chase & Co.	1,191,750
40,000		Wells Fargo & Company	1,855,600

		TOTAL	3,984,850

		BEVERAGES--SOFT--2.6%
40,000		PepsiCo, Inc.	2,003,600

		BIOMEDICAL--2.5%
35,000	(1)	Amgen, Inc.	1,942,500

		CHEMICALS--DIVERSIFIED--2.6%
35,000		Dow Chemical Co.	1,033,900
25,000		Eastman Chemical Co.	1,004,000

		TOTAL	2,037,900

		COMPUTERS--3.4%
80,000		EMC Corp.	1,312,000
120,000	(1)	Sun Microsystems, Inc.	1,291,200

		TOTAL	2,603,200

		CONGLOMERATES--2.1%
15,000		Minnesota Mining & Manufacturing Co.	1,662,000

		DIVERSIFIED OPERATIONS--4.5%
95,000		General Electric Co.	3,529,250

		DRUGS & HEALTH CARE--5.9%
20,000		Merck & Co., Inc.	1,183,600
30,000		Novartis AG, ADR	1,038,900
57,000		Pfizer, Inc.	2,375,190

		TOTAL	4,597,690

Shares			Value
COMMON STOCKS--(Continued)
		ELECTRONIC COMPONENTS--SEMICONDUCTOR--1.8%
45,000		Texas Instruments, Inc.	$1,404,450

		FOOD--MAJOR DIVERSIFIED--3.3%
105,000		Archer-Daniels-Midland Co.	1,463,700
30,000		Kraft Foods, Inc., Class A	1,111,800

		TOTAL	2,575,500

		INTERNET INFORMATION PROVIDERS--1.2%
35,500	(1)	AOL Time Warner, Inc.	934,005

		INVESTMENT BROKERAGE--NATIONAL--2.4%
13,000		Bear Stearns Cos., Inc.	755,950
19,700		Morgan Stanley, Dean Witter & Co.	1,083,500

		TOTAL	1,839,450

		NETWORKING PRODUCTS--2.3%
90,000	(1)	Cisco Systems, Inc.	1,782,000

		OIL & GAS DRILLING--1.2%
25,000		El Paso Corp.	948,750

		OIL & GAS EQUIPMENT & SERVICES--1.8%
80,000		Williams Cos., Inc. (The)	1,414,400

		OIL COMPONENTS--EXPLORATION & PRODUCTION--0.4%
10,000		EOG Resources, Inc.	339,900

		OIL--INTEGRATED--1.7%
10,200		BP Amoco PLC, ADR	476,544
15,000		Phillips Petroleum Co.	877,050

		TOTAL	1,353,594

		PRINTED CIRCUIT BOARDS--1.4%
45,000	(1)	Jabil Circuit, Inc.	1,044,000

		PROTECTION--SAFETY--2.0%
45,000		Tyco International Ltd.	1,581,750

		REGIONAL--NORTHEAST BANKS--1.3%
30,000		North Fork Bancorp, Inc.	999,000

Shares			Value
COMMON STOCKS--(Continued)
		RETAIL DISCOUNT--1.5%
20,000		Wal-Mart Stores, Inc.	$1,199,600

		RETAIL--FOOD--1.6%
60,000		Kroger Co.	1,236,000

		SEMICONDUCTOR--BROAD LINE--0.7%
15,000		Intel Corp.	525,600

		SEMICONDUCTOR EQUIPMENT & MATERIALS--1.0%
18,000	(1)	Applied Materials, Inc.	785,700

		TELECOMMUNICATIONS EQUIPMENT--2.0%
50,000		Nokia Oyj, ADR	1,172,500
15,000		Scientific-Atlanta, Inc.	397,200

		TOTAL	1,569,700

		TELECOMMUNICATIONS SERVICES--3.3%
40,000		SBC Communications, Inc.	1,498,000
60,000	(1)	Sprint Corp. (PCS Group)	982,800
65,791	(1)	Williams Communications Group, Inc.	83,555

		TOTAL	2,564,355

		UTILITY--ELECTRIC POWER--2.2%
40,000		American Electric Power Co., Inc.	1,669,600

		WASTE MANAGEMENT--0.8%
10,000	(1)	Allied Waste Industries, Inc.	109,800
30,000	(1)	Republic Services, Inc.	522,000

		TOTAL	631,800

TOTAL COMMON STOCKS (identified cost $48,581,491)			50,540,094

PREFERRED STOCKS--2.0%
		BANKS--MAJOR REGIONAL--1.0%
30,000		Wells Fargo Capital Trust IV, Pfd.	769,200

		FINANCE--0.5%
15,000		Merrill Lynch Preferred Capital Trust III	377,250

Shares or Principal Amount			Value
PREFERRED STOCKS--(Continued)
		TELECOMMUNICATIONS--CELLULAR--0.5%
20,000		Motorola Capital Trust I, Pfd.	$433,800

TOTAL PREFERRED STOCKS (identified cost $1,612,500)			1,580,250

CORPORATE BONDS--24.4%
		AUTOMOBILE--1.2%
$1,000,000		Delphi Auto Systems Corp., Note, 6.50%, 5/1/2009	960,977

		COMPUTERS--1.4%
1,000,000		Sun Microsystems, Inc., Sr. Note, 7.35%, 8/15/2004	1,047,094

		FINANCE--2.7%
500,000		Household Finance Corp., Note, 7.25%, 5/15/2006	523,186
500,000		PNC Funding Corp., Sub. Note, 6.125%, 2/15/2009	493,960
1,000,000		Washington Mutual, Inc., Sub. Note, 8.25%, 4/1/2010	1,109,395

		TOTAL	2,126,541

		FINANCE--AUTOMOTIVE--1.3%
1,000,000		Ford Motor Credit Co., Unsecd. Note, 7.50%, 3/15/2005	1,028,623

		OIL COMPONENTS--EXPLORATION & PRODUCTION--3.2%
1,500,000		EOG Resources, Inc., Note, 6.50%, 12/1/2007	1,511,707
1,000,000		Smith International, Inc., Note, 6.75%, 2/15/2011	980,033

		TOTAL	2,491,740

		OIL--INTEGRATED--7.2%
1,000,000		Coastal Corp., Deb., 9.625%, 5/15/2012	1,142,211
1,000,000		Conoco, Inc., Sr. Note, 6.35%, 4/15/2009	1,020,612
2,000,000		Phillips Petroleum Co., Deb., 9.375%, 2/15/2011	2,404,184
1,000,000		Sunoco, Inc., Note, 7.75%, 9/1/2009	1,065,327

		TOTAL	5,632,334

		PAPER & FOREST PRODUCTS--4.2%
2,000,000		Federal Paper Board Co., Inc., Deb., 8.875%, 7/1/2012	2,176,302
1,000,000		Weyerhaeuser Co., Deb., 7.50%, 3/1/2013	1,054,819

		TOTAL	3,231,121

Principal Amount or Shares			Value
CORPORATE BONDS--(Continued)
		PROTECTION--SAFETY--2.5%
$1,000,000		Tyco International Group SA, Company Guarantee, 6.125%, 1/15/2009	$947,709
1,000,000		Tyco International Group SA, Company Guarantee, 6.375%, 2/15/2006	966,825

		TOTAL	1,914,534

		RETAIL--FOOD--0.7%
500,000		Kroger Co., Company Guarantee, 8.05%, 2/1/2010	555,802

TOTAL CORPORATE BONDS (identified cost $18,465,047)			18,988,766

GOVERNMENT AGENCIES--7.2%
		FEDERAL HOME LOAN BANK--3.9%
1,000,000		5.31%, 10/23/2008	992,572
2,000,000		5.80%, 2/8/2007	2,065,026

		TOTAL	3,057,598

		FEDERAL HOME LOAN MORTGAGE CORPORATION--1.3%
1,000,000		6.00%, 6/1/2016	1,011,397

		FEDERAL NATIONAL MORTGAGE ASSOCIATION--2.0%
1,500,000		6.92%, 12/3/2012	1,541,774

TOTAL GOVERNMENT AGENCIES (identified cost $5,412,843)			5,610,769

MUTUAL FUND--1.2%
886,453		Federated U.S. Treasury Cash Reserves Fund (at net asset value)	886,453

TOTAL INVESTMENTS (identified cost $74,958,334)(2)			$77,606,332

(1) Non-income producing security.

(2) The cost of investments for federal tax purposes amounts to $74,958,334. The net unrealized appreciation of investments on a federal tax basis amounts to $2,647,998 which is comprised of $7,982,849 appreciation and $5,334,851 depreciation at January 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($77,838,945) at January 31, 2002.

The following acronym is used throughout this portfolio:

ADR--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

WESMARK BOND FUND
PORTFOLIO OF INVESTMENTS

January 31, 2002
Principal Amount		Value
CORPORATE BONDS--56.9%
	AUTO MANUFACTURERS--MAJOR--0.7%
$1,000,000	General Motors Corp., Note, 9.45%, 11/1/2011	$1,155,026

	AUTOMOTIVE--2.3%
3,000,000	Delphi Auto Systems Corp., Note, 6.50%, 5/1/2009	2,882,931
1,000,000	Goodyear Tire & Rubber Co., Note, 6.625%, 12/1/2006	886,997

	TOTAL	3,769,928

	BANKING--5.3%
1,000,000	Bank of America Corp., Sr. Note, 5.875%, 2/15/2009	992,196
1,000,000	Bank One, Texas, Sub. Note, 6.25%, 2/15/2008	1,018,195
2,000,000	NCNB Corp., Sub. Note, 9.375%, 9/15/2009	2,365,096
2,000,000	NationsBank Corp., Sub. Note, 7.80%, 9/15/2016	2,201,000
2,000,000	Wells Fargo & Co., Sub. Note, 6.25%, 4/15/2008	2,072,648

	TOTAL	8,649,135

	BASIC MATERIALS--0.6%
1,000,000	Worthington Industries, Inc., Note, 7.125%, 5/15/2006	991,750

	COMPUTER SERVICES--1.3%
1,000,000	Dell Computer Corp., Sr. Note, 6.55%, 4/15/2008	1,012,028
1,000,000	First Data Corp., MTN, (Series D), 6.375%, 12/15/2007	1,043,587

	TOTAL	2,055,615

	COMPUTERS--MAINFRAME--2.1%
3,000,000	International Business Machines Corp., Deb., 7.50%, 6/15/2013	3,369,231

	COMPUTERS--MINI--2.5%
4,000,000	Sun Microsystems, Inc., Sr. Note, 7.65%, 8/15/2009	4,122,256

	ENERGY--1.3%
1,000,000	Carolina Power & Light Co., Sr. Note, 7.50%, 4/1/2005	1,070,311
1,000,000	Columbia Energy Group, Note, 7.32%, 11/28/2010	990,491

	TOTAL	2,060,802

	FINANCE--3.7%
1,000,000	Donaldson, Lufkin and Jenrette Securities Corp., MTN, 6.90%, 10/1/2007	1,039,875
750,000	Merrill Lynch & Co., Inc., Note, 7.00%, 1/15/2007	791,728
Principal Amount		Value
CORPORATE BONDS--(Continued)
	FINANCE--(Continued)
$1,000,000	PNC Funding Corp., Sub. Note, 6.125%, 2/15/2009	$987,921
3,000,000	Verizon Global Funding, Note, 6.75%, 12/1/2005	3,176,910

	TOTAL	5,996,434

	FINANCE--AUTOMOTIVE--2.7%
3,000,000	Ford Motor Credit Co., Sr. Note, 5.80%, 1/12/2009	2,749,329
1,500,000	General Motors Acceptance Corp., Note, 7.75%, 1/19/2010	1,556,724

	TOTAL	4,306,053

	FINANCE--LEASING--0.9%
500,000	International Lease Finance Corp., Note, 5.125%, 8/1/2004	508,999
1,000,000	International Lease Finance Corp., Note, (Series M), 5.50%, 6/7/2004	1,019,908

	TOTAL	1,528,907

	FINANCIAL SERVICES--3.2%
3,000,000	American General Finance Corp., Note, 5.875%, 7/14/2006	3,060,462
2,000,000	Household Finance Corp., Note, 8.00%, 7/15/2010	2,153,664

	TOTAL	5,214,126

	INSTRUMENTS--CONTROL--0.7%
1,000,000	Honeywell International, Inc., Note, 7.00%, 3/15/2007	1,051,401

	INSURANCE--1.3%
2,000,000	Allstate Corp., Deb., 7.50%, 6/15/2013	2,165,816

	METALS & MINING--0.6%
1,000,000	Commercial Metals Corp., Note, 6.75%, 2/15/2009	938,165

	OIL--1.0%
1,400,000	Coastal Corp., Deb., 9.625%, 5/15/2012	1,599,095

	OIL--INTEGRATED--2.4%
630,000	Phillips Petroleum Co., Deb., 9.375%, 2/15/2011	757,318
3,000,000	Phillips Petroleum Co., Note, 6.375%, 3/30/2009	3,095,763

	TOTAL	3,853,081

	OIL & GAS DRILLING--1.8%
3,000,000	El Paso Corp., Sr. Note, 7.00%, 5/15/2011	2,954,880

Principal Amount		Value
CORPORATE BONDS--(Continued)
	OIL COMPONENTS--EXPLORATION & PRODUCTION--5.3%
$1,000,000	Burlington Resources, Inc., Deb., 7.375%, 3/1/2029	$1,009,707
1,050,000	Burlington Resources, Inc., Deb., 8.20%, 3/15/2025	1,154,984
3,000,000	EOG Resources, Inc., Note, 6.00%, 12/15/2008	2,898,846
3,500,000	EOG Resources, Inc., Note, 6.50%, 12/1/2007	3,527,318

	TOTAL	8,590,855

	OIL REFINING & MARKETING--3.0%
3,000,000	Tosco Corp., Sr. Note, 7.625%, 5/15/2006	3,248,940
1,000,000	Union Oil of California, Company Guarantee, MTN, (Series C), 6.70%, 10/15/2007	1,041,470
500,000	Union Oil of California, Deb., 9.125%, 2/15/2006	560,054

	TOTAL	4,850,464

	PROTECTION--SAFETY--3.5%
3,000,000	Tyco International Group, Company Guarantee, 6.125%, 1/15/2009	2,843,127
3,000,000	Tyco International Group, Note, 5.80%, 8/1/2006	2,826,222

	TOTAL	5,669,349

	RETAIL--FOOD--3.1%
3,000,000	Kroger Co., Inc., Company Guarantee, 8.05%, 2/1/2010	3,334,809
1,500,000	Kroger Co., Inc., Sr. Note, 8.15%, 7/15/2006	1,669,074

	TOTAL	5,003,883

	TELECOMMUNICATIONS--1.9%
3,000,000	BellSouth Corp., Unsecd. Note, 5.00%, 10/15/2006	2,992,092

	TRANSPORTATION--RAIL--1.9%
3,000,000	Burlington Northern Santa Fe, Deb., 6.875%, 2/15/2016	3,090,051

	UTILITY--ELECTRIC POWER--3.2%
2,000,000	American Electric Power Co., Inc., Note, 6.125%, 5/15/2006	2,014,584
3,000,000	Dominion Resources, Inc., Sr. Note, 7.60%, 7/15/2003	3,133,803

	TOTAL	5,148,387

Principal Amount		Value
CORPORATE BONDS--(Continued)
	UTILITY--TELEPHONE--0.6%
$1,000,000	GTE Northwest, Inc., Deb., 6.30%, 6/1/2010	$1,006,378

TOTAL CORPORATE BONDS (identified cost $89,781,565)		92,133,160

GOVERNMENT AGENCIES--38.2%
	FEDERAL FARM CREDIT BANK--2.0%
3,000,000	7.95%, 1/22/2010	3,165,276

	FEDERAL HOME LOAN BANK--19.2%
5,000,000	3.375%, 11/15/2004	4,928,280
3,000,000	4.125%, 11/15/2006	2,904,741
2,820,000	4.50%, 9/27/2004	2,859,886
5,000,000	5.22%, 3/26/2007	5,054,275
5,000,000	5.375%, 1/27/2005	5,149,630
5,000,000	5.40%, 1/24/2005	5,082,995
5,000,000	5.75%, 7/25/2006	5,166,570

	TOTAL	31,146,377

	FEDERAL HOME LOAN MORTGAGE CORPORATION--7.7%
3,500,000	5.25%, 9/6/2006	3,554,887
8,798,308	6.00%, 4/1/2013 - 6/1/2016	8,949,357

	TOTAL	12,504,244

	FEDERAL NATIONAL MORTGAGE ASSOCIATION--9.3%
2,000,000	4.00%, 11/14/2005	1,966,776
5,000,000	5.00%, 3/17/2006	5,056,775
4,956,846	6.00%, 12/1/2021	4,890,291
3,000,000	6.92%, 12/3/2012	3,083,547

	TOTAL	14,997,389

TOTAL GOVERNMENT AGENCIES (identified cost $60,786,485)		61,813,286

Shares		Value
MUTUAL FUND--2.6%
4,164,207	Federated Prime Obligations Fund (at net asset value)	$4,164,207

TOTAL INVESTMENTS (identified cost $154,732,257)(1)		$158,110,653

(1) The cost of investments for federal tax purposes amounts to $154,732,257. The net unrealized appreciation of investments on a federal tax basis amounts to $3,378,396 which is comprised of $4,112,861 appreciation and $734,465 depreciation at January 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($161,788,581) at January 31, 2002.

The following acronym is used throughout this portfolio:

MTN--Medium Term Note

See Notes which are an integral part of the Financial Statements

WESMARK WEST VIRGINIA MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS

January 31, 2002 $
Principal Amount			Credit Rating*	Value
LONG-TERM MUNICIPALS--95.8%
		WEST VIRGINIA--95.8%
$400,000		Beckley, WV, Sewage System, Refunding Revenue Bonds, (Series A), 6.75% (Original Issue Yield: 6.875%), 10/1/2025	NR	$415,912
750,000		Buckhannon, WV, College Facility, Revenue Bonds, 5.50%, 8/1/2020	NR	742,275
500,000		Cabell County, WV, Board of Education, GO UT, 4.60% (Original Issue Yield: 4.70%), 5/1/2003	A+	516,565
1,000,000		Cabell County, WV, Board of Education, GO UT, 5.50% (MBIA INS)/(Original Issue Yield: 4.95%), 5/1/2006	AAA	1,083,430
500,000		Cabell County, WV, Board of Education, GO UT, 6.00% (MBIA INS), 5/1/2006	AAA	553,800
160,000		Charles Town, WV, Residential Mortgage Revenue Bonds, 6.20%, 3/1/2011	A1	162,334
340,000		Charles Town, WV, Revenue Refunding Bonds, 5.00%, 10/1/2012	AA	349,602
355,000		Charles Town, WV, Revenue Refunding Bonds, 5.00% (Original Issue Yield: 5.15%), 10/1/2013	AA	361,468
500,000		Charleston, WV, Civic Center Revenue, Improvements, 6.25%, 12/1/2015	NR	526,140
355,000		Charleston, WV, GO UT, 7.20%, 10/1/2003	A1	384,110
1,240,000		Charleston, WV, GO UT, 7.20%, 10/1/2008	A1	1,471,359
1,200,000		Charleston, WV, Urban Renewal Authority, Refunding Revenue Bonds, 5.30% (FSA INS)/(Original Issue Yield: 5.281%), 12/15/2022	AAA	1,216,740
500,000		Fairmont, WV, Waterworks, Series 1999, 5.25% (AMBAC INS), 7/1/2017	Aaa	510,675
2,235,000		Fairmont, WV, Waterworks, Water Utility Improvement Revenue Bonds, 5.00% (AMBAC INS), 7/1/2019	Aaa	2,214,393
950,000		Gilmer County, WV, County Commission, Healthcare, Maplewood Retirement Revenue Bonds, 6.00%, (Glenville State College Housing Project) 10/1/2017	NR	981,644
500,000		Harrison County, WV, Board of Education, GO UT, 6.40% (FGIC INS)/(Original Issue Yield: 6.45%), 5/1/2006	Aaa	561,655
LONG-TERM MUNICIPALS--(Continued)
		WEST VIRGINIA--(Continued)
$680,000		Harrison County, WV, Building Commission, Health, Hospital, Maplewood Retirement Revenue Bonds, 5.15% (AMBAC INS)/(Original Issue Yield: 5.32%), 4/1/2018	Aaa	$682,645
420,000		Jackson County, WV, Revenue Bonds, 7.375% (FGIC INS), 6/1/2010	AAA	515,130
200,000		Kanawha County, WV, Board of Education, Public School, 4.65% (MBIA INS)/(Original Issue Yield: 4.50%), 5/1/2006	AAA	210,024
750,000		Kanawha County, WV, Commercial Development, Revenue Refunding Bonds, 6.50% (May Department Stores Co.), 6/1/2003	A+	781,455
1,000,000		Kanawha County, WV, PCR, 6.00% (FMC Corp.)/(Original Issue Yield: 5.999%), 12/1/2007	BBB-	1,000,210
2,025,000	(1)	Kanawha County, WV, PCR Bonds, 7.35% (Union Carbide Corp.), 8/1/2004	A2-	2,174,243
285,000		Logan County, WV, Revenue Bonds, 8.00% (Logan County Health Care Center Limited Partnership Project), 12/1/2009	NR	340,262
60,000		Marshall County, WV, Special Obligation, Special Obligations Bonds, 6.50% (Original Issue Yield: 6.65%), 5/15/2010	AAA	67,769
570,000		Mason County, WV, PCR Bonds, 5.45% (Ohio Power Co.)/(AMBAC INS)/(Original Issue Yield: 5.47%), 12/1/2016	AAA	596,192
350,000		Ohio County, WV, Board of Education, GO UT, 5.00% (MBIA INS)/(Original Issue Yield: 5.25%), 6/1/2013	AAA	360,542
1,000,000		Ohio County, WV, Board of Education, GO UT, 5.00% (Original Issue Yield: 5.25%), 6/1/2013	AA-	1,023,170
785,000		Ohio County, WV, Board of Education, GO UT, Refunding Bonds, 5.125% (MBIA INS)/(Original Issue Yield: 5.375%), 6/1/2018	AAA	791,029
750,000		Pleasants County, WV, PCR, Refunding Revenue Bonds, 4.50%, 3/1/2003	A2	762,720
1,155,000		Pleasants County, WV, PCR, Refunding Revenue Bonds, 5.30%, 12/1/2008	A3	1,183,321
LONG-TERM MUNICIPALS--(Continued)
		WEST VIRGINIA--(Continued)
$1,500,000		Preston County, WV, Pollution Control, (Series C), 4.50% (Original Issue Yield: 4.499%), 3/1/2003	A	$1,528,320
585,000		Putnam County, WV, Pollution Control, (Series D), 5.45% (AMBAC INS)/(Original Issue Yield: 5.47%), 6/1/2019	AAA	609,242
1,000,000		Putnam County, WV, Pollution Control, TRANs, 6.60%, 7/1/2019	BBB+	1,028,470
865,000		Raleigh County, WV, Building Commission, Public Improvements, 5.00%, 10/1/2012	A+P	896,460
145,000		Raleigh County, WV, Commonwealth Development, (Series B), 3.50%, 6/1/2003	A+P	144,996
165,000		Raleigh County, WV, Commonwealth Development, (Series B), 4.40%, 6/1/2007	A+P	164,992
155,000		Raleigh County, WV, Education Board, (Series B), 4.20% (Original Issue Yield: 4.20%), 6/1/2006	AA-	154,992
1,795,000		Raleigh, Fayette & Nicholas Counties, WV, Refunding Bond, 6.25% (Original Issue Yield: 6.60%), 8/1/2011	Aaa	2,078,682
2,015,000		Randolph County, WV, Refunding Revenue Bonds, 5.20% (Davis Health Systems, Inc.)/(FSA INS), 11/1/2015	Aaa	2,082,885
1,000,000		South Charleston, WV, Refunding Revenue Bonds, 7.625% (Union Carbide Corp.), 8/1/2005	BBB	1,131,210
500,000		South Charleston, WV, Revenue Bonds, 5.50% (MBIA INS), 10/1/2009	AAA	510,995
1,000,000		South Charleston, WV, Revenue Refunding Bonds, 5.10% (Union Carbide Corp.), 1/1/2012	BBB	1,011,590
1,000,000		West Virginia EDA, Revenue Bonds, 5.50% (MBIA INS), 6/1/2012 (@101)	AAA	1,056,940
1,000,000		West Virginia EDA, Revenue Bonds, 5.50% (MBIA INS), 6/1/2012 (@101)	AAA	1,076,840
530,000		West Virginia Housing Development Fund, (Series A), 5.55%, 11/1/2014	AAA	547,707
500,000		West Virginia Housing Development Fund, (Series A), 5.65% (AMBAC INS)/(Original Issue Yield: 5.65%), 11/1/2021	AAA	507,680
165,000		West Virginia Housing Development Fund, (Series A), 6.70% (Original Issue Yield: 6.699%), 11/1/2009	AAA	170,854
LONG-TERM MUNICIPALS--(Continued)
		WEST VIRGINIA--(Continued)
$275,000		West Virginia Housing Development Fund, Refunding Revenue Bonds, 6.70%, 5/1/2009	AAA	$284,138
735,000		West Virginia Housing Development Fund, Revenue Bonds, 5.35%, 11/1/2010	AAA	769,420
430,000		West Virginia Housing Development Fund, Revenue Refunding Bonds (Series A), 5.50%, 11/1/2011	AAA	445,063
250,000		West Virginia School Building Authority, (Series B), 5.00% (FSA INS)/(Original Issue Yield: 4.45%), 7/1/2002	AAA	253,447
100,000		West Virginia School Building Authority, Revenue Bonds, 6.75% (MBIA INS)/(Original Issue Yield: 7.00%), 7/1/2004	AAA	109,786
1,000,000		West Virginia State, GO UT, (FGIC INS)/(Original Issue Yield: 4.80%), 11/1/2009	AAA	712,960
750,000		West Virginia State, GO UT, 4.50% (FSA INS)/(Original Issue Yield: 4.59%), 6/1/2012	AAA	755,505
1,000,000		West Virginia State, GO UT, Highway Improvement Bonds, 5.25%, 6/1/2010	AAA	1,063,110
2,000,000		West Virginia State, GO UT, Water Utility & Sewer Improvements, Zero Coupon (Original Issue Yield: 4.90%)/(FGIC INS) 11/1/2010	AAA	1,349,840
250,000		West Virginia State Building Commission Lease, (Series A), 5.50% (MBIA INS)/(Original Issue Yield: 5.10%), 7/1/2006	AAA	271,625
260,000		West Virginia State Building Commission Lease, (Series B), 5.375% (AMBAC INS)/(Original Issue Yield: 5.01%), 7/1/2018	AAA	271,705
1,500,000		West Virginia State Building Commission Lease, Refunding Revenue Bonds, 5.375% (AMBAC INS)/(Original Issue Yield: 5.04%), 7/1/2021	AAA	1,552,245
200,000		West Virginia State College, Revenue Bonds, 5.75% (AMBAC INS)/(Original Issue Yield: 5.95%), 4/1/2004	AAA	211,284
750,000		West Virginia State Hospital Finance Authority, (Series A), 6.75% (Original Issue Yield: 6.89%), 9/1/2022	A2	807,413
LONG-TERM MUNICIPALS--(Continued)
		WEST VIRGINIA--(Continued)
$700,000		West Virginia State Hospital Finance Authority, Refunding Revenue Bonds, 4.75% (AMBAC INS)/(Original Issue Yield: 5.00%), 6/1/2015	AAA	$695,177
1,000,000		West Virginia State Hospital Finance Authority, Refunding Revenue Bonds, 5.00% (West Virginia University Hospital, Inc.)/(MBIA INS)/(Original Issue Yield: 5.55%), 6/1/2016	AAA	1,002,340
100,000		West Virginia State Hospital Finance Authority, Refunding Revenue Bonds, 6.125% (Original Issue Yield: 6.25%), 9/1/2009	A2	109,454
365,000		West Virginia State Hospital Finance Authority, Refunding Revenue Bonds, 6.50% (Original Issue Yield: 6.542%), 9/1/2016	A2	425,667
700,000		West Virginia State Hospital Finance Authority, Revenue Bonds, 4.90% (West Virginia University Hospital, Inc.)/(MBIA INS)/(Original Issue Yield: 5.00%), 6/1/2004	AAA	734,013
200,000		West Virginia State Hospital Finance Authority, Revenue Bonds (Series A), 5.60% (Cabell Huntington Hospital)/(AMBAC INS)/(Original Issue Yield: 5.75%), 1/1/2005	AAA	213,142
100,000		West Virginia State Hospital Finance Authority, Revenue Bonds (Series A), 6.00% (Charleston Area Medical Center)/(Original Issue Yield: 6.10%), 9/1/2007	A2	107,673
1,750,000		West Virginia State Hospital Finance Authority, Revenue Bonds, 5.75% (Charleston Area Medical Center)/(MBIA INS)/(Original Issue Yield: 5.98%), 9/1/2013	AAA	1,881,320
1,000,000		West Virginia State Housing Development Fund, (Series A), 5.05%, 11/1/2014	AAA	1,013,380
900,000		West Virginia State Housing Development Fund, (Series A), 4.90% (Original Issue Yield: 4.899%), 11/1/2014	AAA	901,206
1,200,000		West Virginia State Housing Development Fund, (Series C), 5.80% (Original Issue Yield: 5.80%), 5/1/2017	AAA	1,239,936
1,000,000		West Virginia State Housing Development Fund, Revenue Refunding Bonds (Series A), 5.10%, 11/1/2015	AAA	1,016,060
720,000		West Virginia State, Revenue Bonds (Series A), 5.00% (Marshall University)/(Original Issue Yield: 5.17%), 5/1/2020	AAA	711,461
LONG-TERM MUNICIPALS--(Continued)
		WEST VIRGINIA--(Continued)
$1,250,000		West Virginia State, Revenue Bonds (Series A), 5.00% (Marshall University)/(Original Issue Yield: 5.19%), 5/1/2021	AAA	$1,231,688
50,000		West Virginia University Board of Regents, Revenue Bonds, 5.90% (MBIA INS), 4/1/2004	AAA	52,000
390,000		West Virginia University Board of Regents, Revenue Bonds, 5.90%, 4/1/2004	A+	405,128
500,000		West Virginia University, Refunding Revenue Bonds, 5.00% (AMBAC INS)/(Original Issue Yield: 5.22%), 5/1/2017	AAA	502,310
1,000,000		West Virginia University, Revenue Bonds (Series B), 5.00% (West Virginia University Project)/(AMBAC INS)/(Original Issue Yield: 5.19%), 5/1/2015	AAA	1,018,860
100,000		West Virginia University, Revenue Bonds, 5.50% (AMBAC INS)/(Original Issue Yield: 5.55%), 4/1/2009	AAA	105,981
100,000		West Virginia Water Development Authority, (Series A), 5.125% (FSA INS)/(Original Issue Yield: 5.15%), 10/1/2012	AAA	105,093
985,000		West Virginia Water Development Authority, (Series A), 5.50% (FSA INS)/(Original Issue Yield: 5.65%), 10/1/2020	AAA	1,015,702
500,000		West Virginia Water Development Authority, (Series A), 5.375% (FSA INS)/(Original Issue Yield: 5.40%), 10/1/2015	AAA	523,945
135,000		West Virginia Water Development Authority, Refunding Revenue Bonds, 5.00% (Original Issue Yield: 6.02%), 11/1/2018	AAA	134,838
425,000		Wetzel County, WV, Board of Education, GO UT, 7.00% (MBIA INS)/(Original Issue Yield: 7.15%), 5/1/2004	AAA	467,347
155,000		Wheeling, WV, GO UT, 7.50%, 6/1/2003	Baa1	165,304
500,000		Wheeling, WV, Waterworks & Sewer Systems, Revenue Refunding Bonds, 4.90% (FGIC INS)/(Original Issue Yield: 5.00%), 6/1/2006	Aaa	530,510
Principal Amount or Shares			Credit Rating*	Value
LONG-TERM MUNICIPALS--(Continued)
		WEST VIRGINIA--(Continued)
$300,000		Wheeling, WV, Waterworks & Sewer Systems, (Series C) Revenue Bonds, 6.60% (FGIC INS)/(United States Treasury PRF)/(Original Issue Yield: 6.691%), 6/1/2002 (@100)	Baa1	$305,037
95,000		Wood County, WV, Building Commission, Revenue Refunding Bonds, 6.625% (St. Joseph Hospital, Parkersburg)/(AMBAC INS), 1/1/2006	AAA	103,294

TOTAL LONG-TERM MUNICIPALS (identified cost $60,955,987)				62,819,076

MUTUAL FUND--2.9%
1,892,109		Federated Tax-Free Obligations Fund (at net asset value)		1,892,109

TOTAL INVESTMENTS (identified cost $62,848,096)(2)				$64,711,185

* Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

(1) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At January 31, 2002, these securities amounted to $2,174,243 which represents 3.3% of net assets.

(2) The cost of investments for federal tax purposes amounts to $62,805,580. The net unrealized appreciation of investments on a federal tax basis amounts to $1,905,605 which is comprised of $1,998,348 appreciation and $92,743 depreciation at January 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($65,595,177) at January 31, 2002.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
EDA	--Economic Development Authority
FGIC	--Financial Guaranty Insurance Corporation
FSA	--Financial Security Assurance
GO	--General Obligation
INS	--Insured
MBIA	--Municipal Bond Insurance Association
PCR	--Pollution Control Revenue
PRF	--Prerefunded
TRANs	--Tax and Revenue Anticipation Notes
UT	--Unlimited Tax

See Notes which are an integral part of the Financial Statements

WESMARK FUNDS
STATEMENTS OF ASSETS AND LIABILITIES

January 31, 2002
	WesMark Small Company Growth Fund	WesMark Growth Fund	WesMark Balanced Fund	WesMark Bond Fund	WesMark West Virginia Municipal Bond Fund
Assets:
Total investments in securities, at value	$ 23,068,052	$ 244,194,205	$ 77,606,332	$ 158,110,653	$ 64,711,185
Cash	--	38,750	10,698	33,500	15
Income receivable	4,511	128,049	555,109	2,085,257	843,082
Receivable for investments sold	--	--	--	2,078,594	1,061,306
Receivable for shares sold	9,376	179,270	50,789	15,007	115,000

Total assets	23,081,939	244,540,274	78,222,928	162,323,011	66,730,588

Liabilities:
Payable for investments purchased	--	3,165,799	321,000	--	911,392
Payable for shares redeemed	--	27,508	32,459	6,589	--
Income distribution payable	--	--	--	498,481	195,270
Accrued expenses	38,056	33,780	30,524	29,360	28,749

Total liabilities	38,056	3,227,087	383,983	534,430	1,135,411

Net Assets Consist of:
Paid in capital	26,227,082	243,111,346	75,179,755	159,616,226	63,778,844
Net unrealized appreciation (depreciation) of investments	(3,131,129)	(1,563,822)	2,647,998	3,378,396	1,863,089
Accumulated net realized loss on investments	(52,070)	(488,562)	(21,162)	(1,205,547)	(49,656)
Undistributed (distributions in excess of) net investment income	--	254,225	32,354	(494)	2,900

Total Net Assets	$ 23,043,883	$ 241,313,187	$ 77,838,945	$ 161,788,581	$ 65,595,177

Shares Outstanding	3,340,769	20,260,043	8,325,937	16,260,392	6,355,200

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net Asset Value Per Share	$ 6.90	$ 11.91	$ 9.35	$ 9.95	$ 10.32

Offering Price Per Share (a)	$ 7.24 (b)	$ 12.50 (b)	$ 9.82 (b)	$ 10.34 (c)	$ 10.72 (c)

Redemption Proceeds Per Share	$ 6.90	11.91	9.35	$ 9.95	$ 10.32

Investments, at identified cost	$ 26,199,181	$ 245,758,027	$ 74,958,334	$ 154,732,257	$ 62,848,096

(a) See "What Do Shares Cost?" in the Prospectus.

(b) Computation of offering price per share 100/95.25 of net asset value.

(c) Computation of offering price per share 100/96.25 of net asset value.

See Notes which are an integral part of the Financial Statements

WESMARK FUNDS
STATEMENTS OF OPERATIONS

Year Ended January 31, 2002
	WesMark Small Company Growth Fund	WesMark Growth Fund	WesMark Balanced Fund	WesMark Bond Fund	WesMark West Virginia Municipal Bond Fund
Investment Income:
Dividends	$ 74,610	$ 2,753,518 (a)	$ 841,002 (b)	$ 92,973	$ --
Interest	101,677	397,028	1,689,428	9,435,677	3,220,242

Total income	176,287	3,150,546	2,530,430	9,528,650	3,220,242

Expenses:
Investment adviser fee	178,720	1,854,297	619,973	943,309	385,271
Administrative personnel and services fee	75,000	327,779	109,602	208,527	85,167
Custodian fees	11,490	35,493	16,377	22,321	13,091
Transfer and dividend disbursing agent fees and expenses	26,800	43,948	29,561	26,376	24,047
Directors'/Trustees' fees	2,405	4,509	2,914	3,426	2,534
Auditing fees	17,133	18,450	15,789	17,920	17,441
Legal fees	3,082	3,779	3,616	3,916	3,528
Portfolio accounting fees	46,249	65,922	47,104	48,531	53,817
Share registration costs	20,374	22,244	19,467	17,795	16,074
Printing and postage	15,960	39,711	11,968	10,115	10,196
Insurance premiums	406	1,488	889	1,021	803
Miscellaneous	735	13,162	4,363	5,547	3,803

Total expenses	398,354	2,430,782	881,623	1,308,804	615,772

Waivers:
Waiver of investment adviser fee	(4,369)	(17,288)	(82,663)	(78,609)	(192,636)
Waiver of administrative personnel and services fee	(43,414)	--	--	--	--

Total waivers	(47,783)	(17,288)	(82,663)	(78,609)	(192,636)

Net expenses	350,571	2,413,494	798,960	1,230,195	423,136

Net investment income (net operating loss)	(174,284)	737,052	1,731,470	8,298,455	2,797,106

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(51,554)	(486,878)	(21,062)	710,400	111,578
Net change in unrealized appreciation (depreciation) of investments	(6,678,602)	(47,529,202)	(12,725,835)	1,013,579	182,984

Net realized and unrealized gain (loss) on investments	(6,730,156)	(48,016,080)	(12,746,897)	1,723,979	294,562

Change in net assets resulting from operations	$ (6,904,440)	$ 47,279,028)	$ (11,015,427)	$ 10,022,434	$ 3,091,668

(a) Net of foreign taxes withheld of $25,760.

(b) Net of foreign taxes withheld of $8,328.

See Notes which are an integral part of the Financial Statements

WESMARK FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	WesMark Small Company Growth Fund		WesMark Growth Fund		WesMark Balanced Fund
	Year Ended January 31, 2002	Period Ended January 31, 2001(a)	Year Ended January 31, 2002	Year Ended January 31, 2001	Year Ended January 31, 2002	Year Ended January 31, 2001
Increase (Decrease) in Net Assets:
Operations--
Net investment income (net operating loss)	$ (174,284)	$ (37,676)	$ 737,052	$ 1,314,001	$ 1,731,470	$ 1,977,060
Net realized gain (loss) on investments	(51,554)	1,190,899	(486,878)	35,849,586	(21,062)	4,321,664
Net change in unrealized appreciation (depreciation) of investments	(6,678,602)	(1,614,489)	(47,529,202)	10,784,670	(12,725,835)	4,875,252

Change in net assets resulting from operations	(6,904,440)	(461,266)	(47,279,028)	47,948,257	(11,015,427)	11,173,976

Distributions to Shareholders--
Distributions from net investment income	--	--	(584,469)	(1,307,341)	(1,699,215)	(1,976,961)
Distributions from net realized gain on investments	(658,874)	(494,290)	(10,874,968)	(48,497,082)	(1,791,452)	(5,651,960)

Change in net assets from distributions to shareholders	(658,874)	(494,290)	(11,459,437)	(49,804,423)	(3,490,667)	(7,628,921)

Share Transactions--
Proceeds from sale of shares	7,485,160	8,222,753	49,090,103	58,861,789	11,323,147	12,897,227
Proceeds from shares issued in connection with the tax-free transfer of assets of a Common Trust Fund	--	17,719,574	--	--	--	--
Net asset value of shares issued to shareholders in payment of distributions declared	395,638	311,982	6,974,833	25,775,852	1,128,662	1,746,729
Cost of shares redeemed	(2,435,332)	(137,022)	(12,295,238)	(9,803,998)	(6,311,392)	(5,844,946)

Change in net assets from share transactions	5,445,466	26,117,287	43,769,698	74,833,643	6,140,417	8,799,010

Change in net assets	(2,117,848)	25,161,731	(14,968,767)	72,977,477	(8,365,677)	12,344,065
Net Assets:
Beginning of period	25,161,731	--	256,281,954	183,304,477	86,204,622	73,860,557

End of period	23,043,883	25,161,731	241,313,187	256,281,954	77,838,945	86,204,622

Undistributed net investment income included in net assets at end of period	$ --	$ 516	$ 254,225	$ 101,642	$ 32,354	$ 99

(a) Reflects operations for the period August 8, 2000 (date of initial public investment) to January 31, 2001.

See Notes which are an integral part of the Financial Statements.

WESMARK FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	WesMark Bond Fund		WesMark West Virginia Municipal Bond Fund
	Year Ended January 31, 2002	Year Ended January 31, 2001	Year Ended January 31, 2002	Year Ended January 31, 2001
Increase (Decrease) in Net Assets:
Operations--
Net investment income	$ 8,298,455	$ 8,383,857	$ 2,797,106	$ 2,817,376
Net realized gain (loss) on investments	710,400	(1,205,183)	111,578	(213,038)
Net change in unrealized appreciation (depreciation) of investments	1,013,579	10,691,878	182,984	4,099,508

Change in net assets resulting from operations	10,022,434	17,870,552	3,091,668	6,703,846

Distributions to Shareholders--
Distributions from net investment income	(8,340,249)	(8,435,858)	(2,771,749)	(2,817,376)
Distributions from net realized gain on investments	--	--	--	(19,978)

Change in net assets from distributions to shareholders	(8,340,249)	(8,435,858)	(2,771,749)	(2,837,354)

Share Transactions--
Proceeds from sale of shares	17,352,623	24,878,926	7,061,009	4,643,791
Net asset value of shares issued to shareholders in payment of distributions declared	2,216,231	2,118,850	346,235	232,169
Cost of shares redeemed	(11,689,749)	(9,328,579)	(5,757,158)	(9,174,063)

Change in net assets from share transactions	7,879,105	17,669,197	1,650,086	(4,298,103)

Change in net assets	9,561,290	27,103,891	1,970,005	(431,611)
Net Assets
Beginning of period	152,227,291	125,123,400	63,625,172	64,056,783

End of period	161,788,581	152,227,291	65,595,177	63,625,172

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$ (494)	$ 41,300	$ 2,900	$ 192

See Notes which are an integral part of the Financial Statements.

WESMARK FUNDS
FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

Year Ended January 31,	Net Asset Value, beginning of period	Net Investment Income (Net Operating Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Distributions
WesMark Small Company Growth Fund
2001(c)	$ 10.00	(0.01)	(0.36)	(0.37)	--	(0.23)	(0.23)
2002	$ 9.40	(0.05)	(2.24)	(2.29)	--	(0.21)	(0.21)
WesMark Growth Fund
1998(e)	$ 10.00	0.09	1.71	1.80	(0.08)	(0.57)	(0.65)
1999	$ 11.15	0.06	2.38	2.44	(0.06)	(0.79)	(0.85)
2000	$ 12.74	0.01	3.95	3.96	(0.01)	(1.60)	(1.61)
2001	$ 15.09	0.08	3.48	3.56	(0.08)	(3.47)	(3.55)
2002	$ 15.10	0.04	(2.61)	(2.57)	(0.03)	(0.59)	(0.62)
WesMark Balanced Fund
1999(g)	$ 10.00	0.24	0.30	0.54	(0.24)	(0.49)	(0.73)
2000	$ 9.81	0.25	1.07	1.32	(0.25)	(0.24)	(0.49)
2001	$ 10.64	0.27	1.26	1.53	(0.27)	(0.76)	(1.03)
2002	$ 11.14	0.21	(1.57)	(1.36)	(0.21)	(0.22)	(0.43)
WesMark Bond Fund
1999(g)	$ 10.00	0.43	0.13	0.56	(0.43)	(0.02)	(0.45)
2000	$ 10.11	0.56	(0.89)	(0.33)	(0.56)	(0.01)	(0.57)
2001	$ 9.21	0.59	0.63	1.22	(0.59)	--	(0.59)
2002	$ 9.84	0.53	0.11	0.64	(0.53)	--	(0.53)
WesMark West Virginia Municipal Bond Fund
1998(e)	$ 10.00	0.35	0.31	0.66	(0.35)	(0.01)	(0.36)
1999	$ 10.30	0.43	0.12	0.55	(0.43)	(0.01)	(0.44)
2000	$ 10.41	0.44	(0.72)	(0.28)	(0.44)	(0.03)	(0.47)
2001	$ 9.66	0.45	0.61	1.06	(0.45)	(0.00)(h)	(0.45)
2002	$ 10.27	0.45 (i)	0.04 (i)	0.49	(0.44)	--	(0.44)
(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

(c) Reflects operations for the period from August 8, 2000 (date of initial public investment) to January 31, 2001.

(d) Computed on an annualized basis.

(e) Reflects operations for the period from April 14, 1997 (date of initial public investment) to January 31, 1998.

(f) Amount represents less than 0.01%.

(g) Reflects operations for the period from April 20, 1998 (date of initial public investment) to January 31, 1999.

(h) Amount represents less than $0.01.

(i) As required effective February 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants ("AICPA") Audit and Accounting Guide for Investment Companies and began amortizing premium and discount amounts on debt securities. For the year ended January 31, 2002, this change increased the net investment income per share by 0.01, decreased net realized gain per share by 0.01, and increased the ratio of net investment income to average net assets from 4.32% to 4.36%. Per share, ratios and supplemental data for the periods prior to February 1, 2001, have not been restated to reflect this change in presentation.

See Notes which are an integral part of the Financial Statements

		Ratios to Average Net Assets
Net Asset Value, end of period	Total Return(a)	Expenses	Net Investment Income (Net Operating Loss)	Expense Waiver/ Reimbursement(b)	Net Assets, end of period (000 omitted)	Portfolio Turnover Rate
WesMark Small Company Growth Fund
$ 9.40	(3.16)%	1.70%(d)	(0.40)%(d)	0.28%(d)	$ 25,162	27%
$ 6.90	(24.53)%	1.47%	(0.73)%	0.20%	$ 23,044	24%
WesMark Growth Fund
$11.15	18.24%	1.14%(d)	0.99%(d)	0.00%(d)(f)	$ 114,142	58%
$12.74	22.58%	1.04%	0.50%	0.01%	$ 135,078	58%
$15.09	31.22%	0.95%	0.10%	0.01%	$ 183,304	71%
$15.10	25.41%	0.97%	0.58%	0.01%	$ 256,282	77%
$11.91	(17.23)%	0.97%	0.30%	0.01%	$ 241,313	37%
WesMark Balanced Fund
$ 9.81	5.50%	1.15%(d)	3.03%(d)	0.09%(d)	$ 60,887	57%
$10.64	13.52%	0.90%	2.38%	0.15%	$ 73,864	44%
$11.14	14.99%	0.98%	2.41%	0.11%	$ 86,205	48%
$ 9.35	(12.40)%	0.97%	2.09%	0.10%	$ 77,839	42%
WesMark Bond Fund
$10.11	5.70%	0.90%(d)	5.47%(d)	0.07%(d)	$ 117,646	39%
$ 9.21	(3.41)%	0.72%	5.85%	0.10%	$ 125,123	26%
$ 9.84	13.71%	0.82%	6.22%	0.06%	$ 152,227	25%
$ 9.95	6.61%	0.78%	5.28%	0.05%	$ 161,789	50%
WesMark West Virginia Municipal Bond Fund
$10.30	6.64%	0.74%(d)	4.26%(d)	0.30%(d)	$ 66,381	6%
$10.41	5.46%	0.74%	4.20%	0.29%	$ 67,434	17%
$ 9.66	(2.77)%	0.65%	4.37%	0.30%	$ 64,057	30%
$10.27	11.26%	0.73%	4.53%	0.30%	$ 63,625	29%
$10.32	4.92%	0.66%	4.36%(i)	0.30%	$ 65,595	26%

WESMARK FUNDS
NOTES TO FINANCIAL STATEMENTS

January 31, 2002

(1) Organization

WesMark Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of five portfolios (individually referred to as the "Fund", or collectively as the "Funds") which are presented herein:

Portfolio Name	Diversification	Investment Objective
WesMark Small Company Growth Fund ("Small Company Growth Fund")	diversified	to achieve capital appreciation
WesMark Growth Fund ("Growth Fund")	diversified	to achieve capital appreciation
WesMark Balanced Fund ("Balanced Fund")	diversified	to achieve capital appreciation and income
WesMark Bond Fund ("Bond Fund")	diversified	to achieve high current income consistent with preservation of capital
WesMark West Virginia Municipal Bond Fund ("West Virginia Municipal Bond Fund")	non-diversified	to achieve current income which is exempt from federal income tax and income taxes imposed by the State of West Virginia

The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

On August 8, 2000, the Small Company Growth Fund received a tax-free transfer of assets from a Common Trust Fund as follows:

Shares of the Fund Issued	Common Trust Fund Net Assets Received	Unrealized Appreciation(1)	Net Assets of the Fund Prior to Combination	Net Assets of Common Trust Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
1,771,957	$17,719,574	$5,161,962	--	$17,719,574	$17,719,574

(1) Unrealized Appreciation is included in the Common Trust Fund Net Assets Received amount shown above.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation--U.S. government securities, listed corporate bonds, and other fixed income and asset-backed securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Fund Name	Paid in Capital	Accumulated Net Realized Gain/(Loss)	Undistributed Net Investment Income
Small Company Growth Fund	$ (173,709)	$ (59)	$ 173,768
West Virginia Municipal Bond Fund	$ (1)	$ 52,383	$ (52,382)

Net investment income, net realized gains/losses and net assets were not affected by this reclassification.

Change in Accounting Principle--Effective February 1, 2001, the West Virginia Municipal Bond Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing short-term and long-term discounts on debt securities. Prior to February 1, 2001, the West Virginia Municipal Bond Fund did not amortize short-term and long-term discounts on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the West Virginia Municipal Bond Fund, but resulted in a decrease in cost of securities and a corresponding $29,733 decrease in net unrealized appreciation, and an increase to undistributed net investment income of $29,733 based on securities held by the Fund at February 1, 2001.

The effect of this change for the year ended January 31, 2002 was to increase net investment income by $22,649, decrease net realized gain by $(9,288) and decrease net unrealized appreciation by $(13,361). The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Federal Taxes--It is each Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with applicable country's rules and rates.

At January 31, 2002, the Funds, for federal tax purposes, had capital loss carryforwards which will reduce the Funds' taxable income arising from future net realized gain on investments, if any to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

Fund Name	Capital Loss Carryforward to Expire in 2008	Capital Loss Carryforward to Expire in 2009	Capital Loss Carryforward to Expire in 2010	Total Capital Loss Carryforwards
Small Company Fund	$ --	$ --	$ 52,070	$ 52,070
Growth Fund	--	--	488,560	488,560
Balanced Fund	--	--	11,959	11,959
Bond Fund	455,952	749,595	--	1,205,547
West Virginia Municipal Bond Fund	--	92,171	--	92,171

Additionally, net capital losses attributable to security transactions incurred after October 31, 2001, are treated as arising on February 1, 2002, the first day of the Funds' next fiscal year.

Fund Name	Post October Losses
Balanced Fund	$ 9,202

When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Funds' pricing committee.

Additional information on the restricted security held by West Virginia Municipal Bond Fund at January 31, 2002 is as follows:

Security	Acquisition Date	Acquisition Cost
Kanawha County, WV, PCR, 7.35%, 8/1/2004	3 /5/1996	$ 2,309,987

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other--Investment transactions are accounted for on a trade date basis.

(3) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

	Small Company Growth Fund
	Year Ended January 31, 2002	Period Ended January 31, 2001 (a)
Shares sold	952,281	877,899
Shares issued in connection with the tax-free transfer of assets of a Common Trust Fund	--	1,771,957
Shares issued to shareholders in payment of distributions declared	53,975	40,308
Shares redeemed	(340,889)	(14,762)

Net change resulting from share transactions	665,367	2,675,402

(a) Reflects operations for the period from August 8, 2000 (date of initial public investment) to January 31, 2001.

	Growth Fund
	Year Ended January 31, 2002	Year Ended January 31, 2001
Shares sold	3,686,786	3,689,339
Shares issued to shareholders in payment of distributions declared	558,144	1,743,931
Shares redeemed	(959,132)	(604,300)

Net change resulting from share transactions	3,285,798	4,828,970

	Balanced Fund
	Year Ended January 31, 2002	Year Ended January 31, 2001
Shares sold	1,106,946	1,159,895
Shares issued to shareholders in payment of distributions declared	113,082	161,075
Shares redeemed	(632,594)	(526,492)

Net change resulting from share transactions	587,434	794,478

	Bond Fund
	Year Ended January 31, 2002	Year Ended January 31, 2001
Shares sold	1,750,877	2,643,571
Shares issued to shareholders in payment of distributions declared	222,862	225,243
Shares redeemed	(1,178,149)	(996,299)

Net change resulting from share transactions	795,590	1,872,515

	West Virginia Municipal Bond Fund
	Year Ended January 31, 2002	Year Ended January 31, 2001
Shares sold	685,466	468,856
Shares issued to shareholders in payment of distributions declared	33,638	23,364
Shares redeemed	(560,642)	(929,985)

Net change resulting from share transactions	158,462	(437,765)

(4) Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee--WesBanco Investment Department, the Funds' investment adviser (the "Adviser"), receives for its services an annual fee equal to the percentage of each Fund's average daily net assets as follows:

Fund Name	Investment Adviser Fee Percentage
Small Company Growth Fund	0.75%
Growth Fund	0.75%
Balanced Fund	0.75%
Bond Fund	0.60%
West Virginia Municipal Bond Fund	0.60%

The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Funds. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Administrative Fee--Federated Services Company ("FServ") provides the Funds with certain administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate net assets of the Trust for the period, subject to a $75,000 minimum per portfolio.

Distribution (12b-1) Fee--The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds may compensate Edgewood Services, Inc., the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of each Fund's shares. The Plan provides that the Funds may incur distribution expenses up to 0.25% of the average daily net assets of the Funds' shares, annually, to compensate Edgewood Services, Inc. For the year ended January 31, 2002, the Funds did not incur fees under the Plan.

Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with WesBanco Trust and Investment Services ("WesBanco"), the Funds may pay WesBanco up to 0.25% of average daily net assets for the period. The fee paid to WesBanco is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses--FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees--FServ maintained the Funds' accounting records for which it received a fee through December 31, 2001. The fee was based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses. As of January 1, 2002, the Fund's accounting records have been maintained by State Street Bank and Trust Company, for a fee based on the level of each Fund's average daily net assets for the period.

Custodian Fees--WesBanco is the Funds' custodian. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

Organizational Expense--Organizational expenses of $5,607 for Growth Fund and $6,169 for West Virginia Municipal Bond Fund were borne initially by the Adviser. The Funds have agreed to reimburse the Adviser for these expenses. These expenses have been deferred and were amortized over the five-year period following each Fund's effective date. As of January 31, 2002, these expenses have been fully amortized.

Interfund Transactions--During the year ended January 31, 2002, the Funds engaged in purchase and sale transactions with funds that have common investment advisers (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act. Interfund transactions were as follows:

Fund Name	Purchases	Sales
Small Company Growth Fund	$ 14,899,889	$ 15,762,915
Growth Fund	100,665,000	100,765,539
Balanced Fund	32,306,839	35,196,982
Bond Fund	73,353,499	75,767,738
West Virginia Municipal Bond Fund	19,789,601	18,280,158

Other Affiliated Parties and Transactions--Pursuant to an exemptive order issued by the SEC, the Funds may invest in certain affiliated money market funds which are distributed by an affiliate of the Funds' distributor. As of January 31, 2002, each Fund owned the following percentages of the affiliated funds' outstanding shares:

Fund Name	Affiliated Fund Name	% of Outstanding Shares
Small Company Growth Fund	Federated U.S. Treasury Cash Reserves Fund	0.01%
Growth Fund	Federated U.S. Treasury Cash Reserves Fund	0.18%
Balanced Fund	Federated U.S. Treasury Cash Reserves Fund	0.03%
Bond Fund	Federated Prime Obligations Fund	0.02%
West Virginia Municipal Bond Fund	Federated Tax-Free Obligations Fund	0.03%

General--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

(5) Investment Transactions

Purchases and sales of investments, excluding short-term securities (and in-kind contributions) and U.S. government securities (and in-kind contributions), for the year ended January 31, 2002, were as follows:

Fund Name	Purchases	Sales
Small Company Growth Fund	$ 11,689,835	$ 5,170,850
Growth Fund	129,453,849	86,500,028
Balanced Fund	35,348,726	27,812,877
Bond Fund	32,169,788	18,508,734
West Virginia Municipal Bond Fund	16,369,649	16,335,336

Purchases and sales of long-term U.S. government securities, for the year ended January 31, 2002, were as follows:

Fund Name	Purchases	Sales
Balanced Fund	$ 4,226,563	$ 5,435,178
Bond Fund	49,153,624	48,422,819

(6) Concentration of Credit Risk

Since the West Virginia Municipal Bond Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at January 31, 2002, 46.2% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 15.7% of total investments.

Additionally, the Funds may invest a portion of its assets in securities of companies that are deemed by the Funds management to be classified in similar business sectors. The economic developments within a particular sector may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an effect on the liquidity and volatility of portfolio securities.

(7) Federal Income Tax Information (unaudited)

The Funds hereby designate the following distributions as capital gains dividends for the fiscal year ended January 31, 2002:

Fund Name
Small Company Growth Fund	$ 484,175
Growth Fund	10,002,240
Balanced Fund	1,791,452

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of
WESMARK FUNDS:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of WesMark Funds (the "Trust") as of January 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended January 31, 2001 and 2000, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at January 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of WesMark Funds as of January 31, 2002, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
March 7, 2002

WESMARK FUNDS
BOARD OF TRUSTEES AND TRUST OFFICERS

January 31, 2002

The following table gives information about each Board member and the senior officers of the Funds. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The WesMark Funds Complex consists of 5 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the WesMark Funds Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--six portfolios; CCMI Funds--one portfolio; FirstMerit Funds--two portfolios; Regions Funds--eight portfolios; and Riggs Funds--nine portfolios; and Federated Investors Funds--139 portfolios. The Funds' Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge and upon request, by calling 1-800-864-1013.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Positions

John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving February 1996	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 TRUSTEE AND EXECUTIVE VICE PRESIDENT Began serving: February 1996	Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: February 1996	Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Positions

Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: February 1996	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, Member of Executive Committee, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL TRUSTEE Began serving: February 1996	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1997	Principal Occupation: Director or Trustee of the Federated Fund Complex; Partner, Anderson Worldwide SC (prior to 9/1/97)

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

INDEPENDENT TRUSTEES BACKGROUND--Continued
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Positions

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: February 1996	Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing, communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1996

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: February 1996	Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing/Conference Planning.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Other Directorships Held: Director, Walsh & Kelly, Inc. (heavy highway contractor).

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Positions

Peter J. Germain Birth Date: September 3, 1959 PRESIDENT	Principal Occupations: Senior Vice President and Director of Proprietary Funds Services, Federated Services Company. Previous Positions: Senior Corporate Counsel, Federated Services Company.

Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT	Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Beth S. Broderick Birth Date: August 2, 1965 VICE PRESIDENT	Principal Occupations: Vice President, Federated Services Company since 1999. Previous Positions: Client Services Officer, Federated Services Company from 1992 to 1997.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.